AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2005

                                                   REGISTRATION NOS. 333-122901
                                                                      811-21719
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------
                                    FORM N-1A
                              ---------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 | |
   PRE-EFFECTIVE AMENDMENT NO.                                          | |

   POST-EFFECTIVE AMENDMENT NO. 5                                       |X|

      AND/OR


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         | |
   AMENDMENT NO. 9                                                      |X|


                              ---------------------
                                 CLAYMORE TRUST
               (Exact Name of Registrant as Specified in Charter)
                              ---------------------

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
          (Address of Principal Executive Offices, including Zip Code)
       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)
                              ---------------------

                                   COPIES TO:
                                  CATHY O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):


|X| immediately upon filing pursuant to paragraph (b) of Rule 485; or | | on (date) pursuant to paragraph (b) of Rule 485; or | | 60 days after filing pursuant to paragraph (a)(1) of Rule 485;
| | on (date) pursuant to paragraph (a)(1) of Rule 485; or | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or | | on (date) pursuant to paragraph (a)(2) of Rule 485; or | | on (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

[CLAYMORE(R)LOGO]                                           [FIDUCIARY LOGO]



                     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND
                                   PROSPECTUS

                                 CLASS A SHARES

                                 CLASS C SHARES




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                               SEPTEMBER 30, 2005

                                TABLE OF CONTENTS

                                                               PAGE



Risk/Return Summary...............................................1
Fund Performance..................................................3
Fees and Expenses of the Fund.....................................3
Investment Objective and Strategies...............................4
Risks.............................................................7
Investment Advisory Services......................................8
Distribution Plan and Service Plan................................9
Purchase of Shares...............................................10
Redemption of Shares.............................................17
Frequent Purchases and Redemptions...............................20
Shareholder Services and Policies................................20
Distributions from the Fund......................................21
Federal Income Taxation..........................................22
Other Information................................................24


         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment sub-adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE


         The Fund's investment objective is to provide capital appreciation and, to a lesser extent, income.


PRIMARY INVESTMENT STRATEGIES


         Under normal circumstances, the Fund will invest substantially all of its net assets in a diversified portfolio of common stocks of large U.S. companies and U.S. dollar-denominated equity securities of foreign issuers. The Fund seeks to produce income primarily from dividends received on the equity securities held in the Fund's portfolio. Equity securities include common stocks, preferred stocks, convertible securities, warrants and rights.


         Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies. The Fund considers companies with market capitalizations of $10 billion or more to be large capitalization. Strategic analysis will be employed by the Sub-Adviser to determine style make-up of the Fund's portfolio (e.g., value and growth style), favored sectors and the portfolios risk profile. Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities.


         Although changes are infrequent, these policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its assets in equity securities of large capitalization companies changes, the Fund will provide shareholders at least 60 days notice before implementation of the change.

PRIMARY INVESTMENT RISKS

         An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

         Foreign Investment Risk. To the extent that the Fund holds the securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

         Income and Fund Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

         Industry Risk. While the Fund does not concentrate in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser and Sub-Adviser believe is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.


                         FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                            CLASS A SHARES         CLASS C SHARES
                                                                            --------------         --------------

  Shareholder Fees (paid directly from your investment)
-------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
   of offering price)...............................................            5.75%1                  None
Maximum deferred sales charge (load) (as a percentage of the lesser
   of original purchase price or redemption proceeds)...............             None2                  1.00%
Redemption fee3.....................................................             2.00%                  2.00%


                                                                            CLASS A SHARES         CLASS C SHARES
                                                                            --------------         --------------
  Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets)
-------------------------------------------------------------------
Management fee......................................................             0.85%                  0.85%
Distribution and/or service  (12b-1) fees...........................             0.25%                 1.00%5
Other expenses4.....................................................             0.50%                  0.50%
                                                                                 -----                 ------
Total annual fund operating expenses................................             1.60%                  2.35%


------------------

1 Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

2 The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

3 Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."


4 "Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of $50 million. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.


5 While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

EXAMPLE


         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $50 million.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       ONE YEAR        THREE YEARS
                                     -----------      --------------
Class A Shares................            $728           $1,051
Class C Shares................            $338             $733


         You would pay the following expenses if you did not redeem your shares:

                                       ONE YEAR        THREE YEARS
                                     -----------      --------------
Class A Shares................            $728            $1,051
Class C Shares................            $238              $733


                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE


         The Fund's investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.


PRIMARY INVESTMENT STRATEGIES


         Under normal circumstances, the Fund will invest substantially all of its net assets in a diversified portfolio of common stocks of large U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. The Fund seeks to produce income primarily from dividends received on the equity securities held in the Fund's portfolio. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

         Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund considers companies with market capitalization in excess of $10 billion to be large capitalization.


         Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its total assets in securities of large capitalization companies changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change.


         Equity Selection Process. The Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. Strategic analysis (a macroeconomic overview that supports the view that a particular style sector or risk profile will outperform others during a market cycle, warranting allocations that reflect that portfolio composition) will be employed by the Sub-Adviser to determine style make-up of the Fund's portfolio (e.g., value and growth style), favored sectors, and the portfolio's risk profile. Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities.


         Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary macroeconomic selection criteria. The Sub-Adviser's macroeconomic selection criteria will focus on sectors and industries that exhibit strong fundamental characteristics, leading to securities selection.

         An underlying principle within the Sub-Adviser's investment process is that the macroeconomic expectations determined by the Sub-Adviser's Strategy Committee should be consistent with and supported by the bottom-up conclusions of the Sub-Adviser's research efforts. The Strategy Committee reviews economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and syndicated research from Wall Street analysts and economists to appraise the economic and market cycles.

         Given this macroeconomic backdrop, a team of portfolio managers and research analysts (the Sub-Adviser's Investment Committee) begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, an assessment of how easy it is for competitors to provide a similar product or service (i.e., evaluating how sustainable a competitive advantage is) and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. Overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having unacceptable company-specific risks.


         The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews of quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

         The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criterion for the Fund incorporates quantitative measures seeking to recognize equities with relatively stable performance attributes. These attributes include measuring multi-year earnings stability, volatility of equity returns, consistency of dividend growth, and stability of cash flows. This additional level of analysis helps to identify equities that have historically displayed consistent and stable company-specific performance attributes.

         Securities considered by the Sub-Adviser for purchase by the Fund generally include the following three criteria:

o        sector leaders that fit its macroeconomic strategy;

o        strong franchises that are out of favor; and

o        strong franchises that diversify portfolio risk.

SECONDARY INVESTMENT STRATEGIES

         Although not primary investment strategies, the Fund is authorized to utilize certain hedging and risk management strategies using derivative instruments; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or "delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

THE FUND'S INVESTMENTS

     o Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund will invest substantially all of its net assets in a diversified portfolio of equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

     o Other Income Producing Strategies. In normal circumstances, the Fund may invest up to 20% of its net assets in other income producing securities, such as investment grade quality debt securities, preferred stocks, and convertible securities.

     o Temporary Defensive Investments. The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets are unattractive.

PORTFOLIO TURNOVER

         The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its portfolio. The Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                     RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

PRIMARY INVESTMENT RISKS

         No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         Income and Fund Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

         Foreign Securities Risks. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.

         The Fund's investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are receipts issued by United States banks or trust companies with respect to securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


         Industry Risk. While the Fund does not concentrate in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector which, depending on the particular industry or sector, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.


ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end investment companies.

SUB-ADVISER

         Fiduciary Asset Management, LLC acts as the Fund's Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.7 billion in assets as of March 31, 2005. The Sub-Adviser manages one other open-end investment company and four closed-end investment companies.

         The Sub-Adviser was founded as an independent investment firm in 1994. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities, and pays the compensation of all officers of the Fund who are its affiliates.

         Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, founded the Sub-Adviser in 1994. From 1974 though 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, an M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management, LLC is controlled by Mr. Walbrandt.

         Fiduciary Asset Management, LLC's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James J. Cunnane Jr. and Joseph E. Gallagher.

PORTFOLIO MANAGEMENT


         Mohammed Riad, Managing Director and Senior Portfolio Manager of Fiduciary Asset Management, LLC, will serve as the primary portfolio manager for the Fund and will be responsible for day-to-day management of the Fund's portfolio. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management, LLC's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management, LLC's small/mid-cap strategies. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

         K. Timothy Swanson, Senior Vice President and Portfolio Manager of Fiduciary Asset Management, LLC, will serve as co-portfolio manager of the Fund and will be responsible for day-to-day management of the Fund's portfolio. Mr. Swanson joined Fiduciary Asset Management, LLC in 2003 and performs quantitative and qualitative research and portfolio management duties for Fiduciary Asset Management, LLC's large-cap institutional equity strategies. Mr. Swanson implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing Fiduciary Asset Management's quantitative research effort. Mr. Swanson has been a portfolio manager with Fiduciary Asset Management, LLC since 2004. From 2001-2003, Mr. Swanson served as a managing director at Argent Capital Management, serving in a variety of roles including portfolio management and fundamental research within the consumer cyclical, consumer staples and healthcare sectors. From 1994-2001, Mr. Swanson was a senior analyst at A.G. Edwards & Sons for the beverage and tobacco industries, earning eight Wall Street Journal All-Star Analyst awards between 1997 and 2000. Mr. Swanson is a Chartered Financial Analyst (CFA) and member of the St. Louis Society of Financial Analysts. Mr. Swanson received his M.B.A. from Washington University in St. Louis and his bachelor of arts degree from Colgate University.


         The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

ADVISORY FEES

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of 0.85% of the Fund's average daily net assets for the services and facilities it provides.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the Investment Adviser has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of 0.425% of the Fund's average daily net assets for the services it provides.


         In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         The distribution fees payable under the Plan are up to 0.75% for Class C Shares. The service fees payable under the Plan are up to 0.25% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               PURCHASE OF SHARES

GENERAL

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

     o Class A Shares generally bear sales charge expenses at the time of purchase.

     o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

PRICING FUND SHARES

         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values securities for which market quotations are not readily available, including restricted securities, by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

HOW TO BUY SHARES

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

         Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's, Distributor's or Transfer Agent's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


         All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

         The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

         Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

CLASS A SHARES

         Class A Shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:


                      CLASS A SHARES SALES CHARGE SCHEDULE

                                    FRONT-END SALES CHARGE     FRONT-END SALES CHARGE
                                    AS A % OF OFFERING               AS A % OF
 YOUR INVESTMENT                          PRICE*                YOUR NET INVESTMENT          DEALER REALLOWANCE
--------------------------------   --------------------------  ------------------------    ----------------------

Up to $50,000                              5.75%                        6.10%                      5.00%
$50,000-$99,999                            4.50%                        4.71%                      3.75%
$100,000-$249,999                          3.75%                        3.90%                      3.00%
$250,000-$499,999                          2.60%                        2.67%                      2.00%
$500,000-$999,999                          2.00%                        2.04%                      1.50%
$1 million or more                      See below                                                  1.00%


------------------
* The offering price includes the sales charge.

         Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

CLASS A SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

         Quantity Discounts. You may be able to lower your Class A sales charges if:

          o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

          o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

          o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

         By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

         The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

         For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

         Investors must notify the Fund or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges"), consult with your financial advisor.

         Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

          o    reinvesting dividends or distributions

          o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

          o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

          o a current or former director or trustee of the Claymore funds

          o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

          o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

          o using proceeds from the termination of a Claymore unit investment trust.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

         Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

         Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

         Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

         Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

         Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

CLASS C SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

          o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In addition, there are certain cases in which you may be exempt from a CDSC. These include:

          o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

          o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

          o    withdrawals related to certain retirement or benefit plans; or

          o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

AVAILABILITY OF INFORMATION

         Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

         Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

         Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

         The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

         The redemption fee will not be charged in connection with the following exchange or redemption transactions:

          o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

          o    transactions involving hardship of any registered shareholder;

          o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

          o transactions involving shares purchased through the reinvestment of dividends or other distributions;

          o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

          o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

          o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

          o redemptions representing the return of excess contributions in retirement accounts.

         Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

         Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

          o    If ownership is changed on the account

          o    When adding telephone redemption to an existing account

          o    When adding or changing any automated bank instructions

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at
(877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

         For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

                       FREQUENT PURCHASES AND REDEMPTIONS

         The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

         In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

          o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

          o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

          o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

          o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

         The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

         The Fund's policies and procedures may be amended at any time.

                       SHAREHOLDER SERVICES AND POLICIES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

DIVIDEND REINVESTMENT PLAN

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN

         An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

FUND INFORMATION

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

                          DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and
(ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

         The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each annual distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the annual distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

                            FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

         The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

          o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

          o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

                              FINANCIAL HIGHLIGHTS

         Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

         o        Call your broker
         o        www.claymore.com
         o        FundInfo(R)
         o        Telephone:  (877) CLAYMORE

DEALERS

         o        www.claymore.com
         o        FundInfo(R)
         o        Distributor Telephone:  (800) 345-7999


Claymore/Fiduciary Large Cap Core Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser                Investment Sub-Adviser
   Claymore Advisors, LLC            Fiduciary Asset Management, LLC
   2455 Corporate West Drive         8112 Maryland Avenue, Suite 400
   Lisle, Illinois 60532             St. Louis, Missouri 63105

Distributor                       Transfer Agent
   Claymore Securities, Inc.         US Bancorp Fund Services, LLC
   2455 Corporate West Drive         615 E. Michigan St. Fl 3
   Lisle, Illinois 60532             Milwaukee, WI 53202

Custodian                         Independent Registered Public Accounting Firm
   The Bank of New York              Ernst & Young LLP
   101 Barclay Street                233 South Wacker Drive
   New York, New York 10286          Chicago, Illinois 60606

Legal Counsel
   Vedder, Price, Kaufman & Kammholz, P.C.
   222 North LaSalle Street
   Chicago, Illinois 60601

[CLAYMORE(R)LOGO]                                            [FIDUCIARY LOGO]

                     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 CLASS A SHARES

                                 CLASS C SHARES

                                   PROSPECTUS



                               SEPTEMBER 30, 2005


Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

The Fund's Investment Company Act File No. is 811-21719.

                                 CLAYMORE TRUST

                     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION


         Claymore/Fiduciary Large Cap Core Fund's (the "Fund") investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities. The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce income from dividends received. There can be no assurance that the Fund's investment objective will be achieved.


         The Fund is organized as a diversified series of the Claymore Trust, a newly organized open-end management investment company (the "Trust").


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated September 30, 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any Prospectus and/or report may be obtained without charge by writing Claymore Securities, Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

         This Statement of Additional Information is dated September 30, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE

General Information..........................................................S-1
Investment Objective, Principal Investment Strategies and Risks..............S-2
Investment Restrictions.....................................................S-13
Management of the Fund......................................................S-15
Investment Advisory Agreements..............................................S-20
Distribution and Service....................................................S-23
Transfer Agent..............................................................S-25
Portfolio Transactions and Brokerage Allocation.............................S-25
Shareholder Services........................................................S-26
Redemption of Shares........................................................S-27
Federal Income Taxation.....................................................S-29
Fund Performance............................................................S-32
Other Information...........................................................S-33
Appendix A - Ratings of Investments..........................................A-1
Appendix B - Proxy Voting Policy and Procedures..............................B-1
Part C - Other Information...................................................C-1

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end, management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's investment sub-adviser. The principal offices of the Sub-Adviser are located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

         Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/ qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

         Foreign Securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

         Other Income-Producing Strategies. Under normal conditions, the Fund may invest up to 20% of its total assets in other income producing securities, such as investing in investment grade quality debt securities, preferred stocks, and convertible securities.


         Investment Grade Debt Securities. The Fund may invest in investment grade debt securities of varying maturities issued by the U.S. government, corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Sub-Adviser to be of comparable credit quality.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Fund's Sub-Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represent ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

TEMPORARY DEFENSIVE INVESTMENTS

         Under normal circumstances, the Fund will pursue its investment strategy by investing in a diversified portfolio of equity securities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds, including funds affiliated with the Investment Adviser or the Sub-Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

CERTAIN OTHER INVESTMENT PRACTICES

         Strategic Transactions. The Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, or to manage the effective maturity or duration of income-producing securities in the Fund's portfolio. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below.

         o Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         o Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

                  A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

                  No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

                  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

                  Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

                  In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the "1940 Act", an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

                  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

                  The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         o Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

                  Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         o        Securities Index Futures Contracts and Options Thereon.
                  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also may make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.


         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

ADDITIONAL RISK CONSIDERATIONS

         Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of common shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Derivatives Risk. The Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.


         Neither the Fund, Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Fund, Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.


         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.


         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


         Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.


         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its core stock portfolio. On an overall basis, the Fund's annual turnover rate may exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the

Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         Trustees serve until their successors have been duly elected.

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX**
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS*          FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Randall C. Barnes (52)         Trustee      Trustee     Formerly, Senior Vice        8       None
                                            since 2005  President Treasurer
                                                        (1993-1997),
                                                        President, Pizza Hut
                                                        International
                                                        (1991-1993) and
                                                        Senior Vice
                                                        President, Strategic
                                                        Planning and New
                                                        Business Development
                                                        (1987-1990) of
                                                        PepsiCo, Inc.
                                                        (1987-1997).

Ronald A. Nyberg (51)          Trustee      Trustee     Principal of Ronald         15       Director, Edward
                                            since 2005  A. Nyberg, Ltd., a                   Hospital Foundation,
                                                        law firm specializing                Naperville, IL;
                                                        in Corporate Law,                    Trustee, North Park
                                                        Estate Planning and                  University, Chicago.
                                                        Business Transactions
                                                        from 2000-present.
                                                        Formerly, Executive Vice
                                                        President, General Counsel
                                                        and Corporate Secretary of
                                                        Van Kampen Investments
                                                        (1982-1999).

Ronald E. Toupin, Jr. (46)     Trustee      Trustee     Formerly Vice               13       None
                                            since 2005  President, Manager
                                                        and Portfolio Manager
                                                        of Nuveen Asset
                                                        Management (1998-1999),
                                                        Vice President of Nuveen
                                                        Investment Advisory
                                                        Corporation (1992-1999),
                                                        Vice President and
                                                        Manager of Nuveen Unit
                                                        Investment Trusts
                                                        (1991-1999), and
                                                        Assistant Vice President
                                                        and Portfolio Manager of
                                                        Nuveen Unit Trusts
                                                        (1988-1999), each of
                                                        John Nuveen & Company,
                                                        Inc. (asset manager)
                                                        (1982-1999).


S-15

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE

INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso (40)***      Trustee;      Trustee     Senior Managing             17       None
                              Chief Legal   since 2005  Director and General
                              and                       Counsel of Claymore
                              Executive                 Advisors, LLC and
                              Officer;                  Claymore Securities,
                              Chief                     Inc.  Chief Legal and
                              Compliance                Executive Officer of
                              Officer                   Funds in the Fund
                                                        Complex.  Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen
                                                        and Company Inc.
                                                        (1999-2000).  Former
                                                        Vice President and
                                                        Associate General
                                                        Counsel of Van Kampen
                                                        Investments, Inc.
                                                        (1992-1999).

Steven M. Hill (40)           Chief         Since 2005  Senior Managing            N/A       None
                              Financial                 Director and Chief
                              Officer,                  Financial Officer of
                              Chief                     Claymore Advisors, LLC
                              Accounting                and Claymore Securities,
                              Officer and               Inc. 2005 to present;
                              Treasurer                 Managing Director of
                                                        Claymore Advisors,
                                                        LLC and Claymore
                                                        Securities, Inc.,
                                                        2003 to 2005;
                                                        Treasurer of
                                                        Henderson Global
                                                        Funds and Operations
                                                        Manager of Henderson
                                                        Global Investors (NA)
                                                        Inc. (2002-2003);
                                                        Managing Director,
                                                        FrontPoint Partners LLC
                                                        (2001-2002); Vice
                                                        President, Nuveen
                                                        Investments (1999-2001);
                                                        Chief Financial Officer,
                                                        Skyline Asset Management
                                                        LP (1999); Vice
                                                        President, Van Kampen
                                                        Investments and
                                                        Assistant Treasurer, Van
                                                        Kampen mutual funds
                                                        (1989-1999).

Melissa Nguyen (27)           Secretary     Since 2005  Assistant Vice              N/A      None
                                                        President of Claymore
                                                        Securities, Inc.;
                                                        (2005-present) previously,
                                                        Associate, Vedder,
                                                        Price, Kaufman &
                                                        Kammholz, P.C.
                                                        (2003-2005).

William Belden (40)           Vice          Since 2005  Managing Director of        N/A      None
                              President                 Claymore Securities,
                                                        Inc.  Previously,
                                                        Vice President of
                                                        Product Management at


                                      S-16

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE
                                                        Northern Trust Global
                                                        Investments (1999-2005);
                                                        and Vice President of
                                                        Product Development at
                                                        Stein Roe & Farnham
                                                        (1995-1999).

James Howley (32)             Assistant     Since 2005  Vice President, Fund        N/A      None
                              Treasurer                 Administration of
                                                        Claymore Securities,
                                                        Inc. (2004-present).
                                                        Previously, Manager,
                                                        Mutual Fund
                                                        Administration of Van
                                                        Kampen Investments,
                                                        Inc.

Heidemarie Gregoriev (32)     Assistant     Since 2005  Vice President and          N/A      None
                              Secretary                 Assistant General
                                                        Counsel, Claymore
                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc. (since 2004).
                                                        Previously, Legal
                                                        Counsel for Henderson
                                                        Global Investors
                                                        (North America) Inc.
                                                        (2001-2004) and
                                                        Assistant Secretary
                                                        (2001-2004) and Chief
                                                        Legal Officer
                                                        (2003-2004) for
                                                        Henderson Global
                                                        Funds; Associate,
                                                        Gardner, Carton &
                                                        Douglas (1997-2001).

Richard Sarhaddi (30)         Assistant     Since 2005  Assistant Vice              N/A      None
                              Secretary                 President of Claymore
                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc.; Assistant
                                                        Secretary of funds in
                                                        the Fund Complex.
                                                        Previously, Editor,
                                                        CCH Incorporated.

------------------
* The Address for each Trustee and officer is 2455 Corporate West Drive, Lisle, IL 60532.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

*** Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

BOARD COMMITTEES

         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another Trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                               AGGREGATE              PENSION OR                                TOTAL COMPENSATION
                               ESTIMATED         RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM THE FUND AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
          NAME                THE FUND(1)          FUND EXPENSES(1)         RETIREMENT(1)           TO TRUSTEE
Randall C. Barnes                 $4,000                 None                   None                 $92,000
Ronald A. Nyberg                  $4,000                 None                   None                $222,500
Ronald E. Toupin, Jr.             $4,000                 None                   None                $181,500
Nicholas Dalmaso                    None                 None                   None                   None

------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amount specified below.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES         TRUSTEE IN FAMILY OF INVESTMENT
        NAME                                        IN THE FUND                             COMPANIES(1)
INDEPENDENT TRUSTEES:
Randall C. Barnes                                       None                               Over $100,000
Ronald A. Nyberg                                        None                            $50,001 - $100,000
Ronald E. Toupin, Jr.                                   None                                   None

INTERESTED TRUSTEE:
Nicholas Dalmaso                                        None                                   None

------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."

         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

CODE OF ETHICS


         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, Distributor and Sub-Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.


SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS

ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.


         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006.

         Pursuant to its terms, the Advisory Agreement will remain in effect until May 27, 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement from reckless disregard for its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.

SUB-ADVISORY AGREEMENT

         Fiduciary Asset Management, LLC, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.


         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.425% of the Fund's average daily net assets.

         The Sub-Advisory Agreement continues until May 27, 2007 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


         The Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties and obligations, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Adviser.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS


The Advisory and Sub-Advisory Agreements with respect to the Fund were approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory and Sub-Advisory Agreements was in the best interests of the Fund and approved the Advisory and Sub-Advisory Agreements. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustees of the Trust and officers and employees of the Investment Adviser and Sub-Adviser to consider approval of the Advisory and Sub-Advisory Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser and Sub-Adviser, the Board initially noted that the Investment Adviser would delegate responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets to the Sub-Adviser. Accordingly, the Board considered the Investment Adviser's continuing responsibility to oversee the Sub-Adviser and that the Investment Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Investment Adviser's business plan for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board concluded that the Investment Adviser was well qualified to manage the Fund and that the services to be provided by the Investment Adviser were expected to be satisfactory. As to the Sub-Adviser, the Board considered the Sub-Adviser's Form ADV, financial information regarding the Sub-Adviser, biographies of the portfolio managers, the Sub-Adviser's experience in managing an investment strategy similar to the Fund's and the Sub-Adviser's positive track record. The Board concluded that the Sub-Adviser was well-qualified to manage the portfolio assets and that the services to be provided by the Sub-Adviser and the Sub-Adviser's performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser and Sub-Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund, and that the Sub-Adviser agreed to participate with the Investment Adviser in supporting the expense caps. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund's projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that while the Fund's advisory fee was above the median it was within an acceptable range of the peer group. The Board also considered the fees charged by the Sub-Adviser for institutional clients, including a special relationship client, but determined that such fees were not inclusive of all services provided to the Fund and, as to the special relationship client, determined there were unique factors to the relationship and, therefore, were not determinative. The Board concluded that, although the fee was above the median of the peer group of funds, the Fund's advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

ADMINISTRATION AGREEMENT

         Claymore Advisors, LLC serves as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

         RATE           NET ASSETS
         0.04%          First $200,000,000
         0.03%          Next $300,000,000
         0.02%          Next $500,000,000
         0.01%          Over $1,000,000,000

PORTFOLIO MANAGEMENT

         Mohammed Riad, Managing Director, Senior Portfolio Manager and Chief Defensive Strategist of the Sub-Adviser, will serve as the primary portfolio manager for the Fund.

         K. Timothy Swanson, CFA, Senior Vice-President and Portfolio Manager of the Sub-Advisor, will serve as co-portfolio manager for the Fund.

         Other Accounts Managed by the Portfolio Managers. As of August 31, 2005, the portfolio managers managed all the same accounts, which included 2 registered investment companies with $498 million in assets; 1 other pooled investment vehicle with $3.1 million in assets; and 44 other accounts with a total of $6.2 billion in assets. None of the accounts managed by the portfolio managers are subject to a performance fee.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

         Mr. Riad is paid a variable annual bonus by the Sub-Adviser calculated as 25% of the pre-tax profitability of the product line of the Sub-Adviser for which he is responsible. The product line profitability is defined as the revenue generated by all accounts within the portfolio manager's investment discipline less the fixed and variable costs associated with supporting that revenue. Such costs include employee costs, technology, office administration, and similar costs.

         Mr. Swanson is paid a quarterly bonus determined through a subjective process that evaluates numerous qualitative and quantitative factors. Part of Mr. Swanson's bonus will be based on investment performance over one-, three-, five-, and 10 year periods. This is primarily measured on a pre-tax basis though tax-efficiency is considered. Relative performance is determined with reference to the S&P 500 Index and the target total return over a market cycle, though other benchmarks may be used as well. Other qualitative factors such as Mr. Swanson's contributions to the Investment and Strategy Committees as well as his contribution to Fiduciary's overall investment process are important considerations. There is no set formula for any of the above components of Mr. Swanson's compensation.

         The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.

                            DISTRIBUTION AND SERVICE

         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Advisor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C, shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1904 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares, and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares of the Fund.

         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                               DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


         The Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.


         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         The Sub-Adviser may place portfolio transactions with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. The Investment Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


         The Sub-Adviser may place portfolio transactions for the Fund at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received from such PFICs or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to qualify as a regulated investment company, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

TAXATION OF SHAREHOLDERS

         The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the federal income tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's income.

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss), if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals or other non-corporate shareholders with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that
(i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by any capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Fund shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of Fund shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you with respect to such shares. Any loss you realize on a sale or exchange of Fund shares will be disallowed if you acquire other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain distributions with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Fund from time to time also may include supplemental total return information that does not include sales charges.


         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policies apply to the Fund, Investment Adviser, Sub-Adviser and other service providers. Pursuant to the Disclosure Policy, non-public information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or Sub-Adviser or any affiliated person of the Investment Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Fund's Board.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include: (i) the Fund's service providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Investment Adviser and Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation services (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

         Evaluation Services. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Chief Executive Officer of the Fund. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. As of the date of this Statement of Additional Information, the Investment Adviser and Sub-Adviser and the Fund have not entered into any ongoing arrangements to make available non-public information about the Fund's portfolio holdings, except as described above.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         The Proxy Voting Policy and Procedures of the Sub-Adviser are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA                     Debt rated "AAA" has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

----------------------
*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                      Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C   Bonds that possess one of these ratings provide
                        questionable protection of interest and principal
                        ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)              Bonds for which the security depends upon the completion
                        of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
                        (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1            This designation denotes best quality. There is present
                        strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2            This designation denotes high quality. Margins of
                        protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3            This designation denotes favorable quality. All security
                        elements are accounted for but there is lacking the undeniable strength of the preceding grades.
                        Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4            This designation denotes adequate quality. Protection
                        commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        --        Leading market positions in well-established industries.

        --        High rates of return on Funds employed.

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B

                         FIDUCIARY ASSET MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

         1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B.       DEFINITIONS

         2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.       FAM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

         4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

         5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       FAM'S PROXY VOTING PROCEDURES

         6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

         7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

         8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

         9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

         12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

         12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

                  (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

                  (ii)     Abstaining from voting the proxies; or

                  (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

         13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.       VOTING BY CLIENT INSTEAD OF FAM

         14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING FAM'S POLICY

         17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

         19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

                  (i)      Copies of all proxy voting policies and procedures;

                  (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

                  (iii)    Records of proxy votes cast on behalf of clients;

                  (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision;

                  (v) Written client requests for proxy voting information, and

                  (vi) written responses by FAM to written or oral client requests.

         20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

[CLAYMORE(R) LOGO]


                            CLAYMORE CORE EQUITY FUND

                                   PROSPECTUS





                                 Class A Shares

                                 Class C Shares








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





                               SEPTEMBER 30, 2005

                                TABLE OF CONTENTS

                                                                            Page

Risk/Return Summary............................................................1
Fund Performance...............................................................3
Fees and Expenses of the Fund..................................................3
Investment Objective and Strategies............................................4
Risks..........................................................................6
Investment Advisory Services...................................................8
Distribution Plan and Service Plan.............................................8
Purchase of Shares.............................................................9
Redemption of Shares..........................................................15
Frequent Purchases and Redemptions............................................18
Shareholder Services and Policies.............................................19
Distributions from the Fund...................................................20
Federal Income Taxation.......................................................20
Other Information.............................................................23


         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek to maximize total return, primarily through capital appreciation.

PRIMARY INVESTMENT STRATEGIES

         The Fund will invest primarily in equity securities of companies included in the Russell 3000(R) Index and other equity securities of U.S. companies with market capitalizations larger than the market capitalization of the smallest issuer included in the Russell 3000(R) Index. Under normal circumstances, the Fund's investments will include equity securities of U.S. companies that the Investment Adviser believes are well-positioned to meet the Fund's investment objective, which may include real estate investment trusts ("REITs"). The Russell 3000(R) Index represents 98% of the investable U.S. market and, as a result, includes companies with large, medium and small capitalizations. The Investment Adviser is not constrained by any particular investment style. At any given time, the Investment Adviser may tend to buy "growth" stocks, "value" stocks or a combination of both. The Fund normally will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies with capitalizations larger than that of the smallest issuer included in the Russell 3000(R) Index.

         Equity securities include common stocks, preferred stocks, convertible securities, warrants and rights. To seek to provide a high level of diversification, the Fund's portfolio will contain stocks from each of the ten sectors of the economy, as defined by Global Industry Classification Standards ("GICS"), in weights determined by the Investment Adviser.

         The Fund may also invest up to 10% of its total assets in U.S. dollar-denominated equity securities of foreign issuers and other securities of foreign issuers traded on U.S. exchanges, including American Depositary Receipts ("ADRs").

         Although changes are expected to be infrequent, these policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its assets in equity securities of U.S. companies with capitalizations larger than that of the smallest issuer included in the Russell 3000(R) Index changes, the Fund will provide shareholders at least 60 days notice before implementation of the change.

PRIMARY INVESTMENT RISKS

         An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

         Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including companies with comparatively medium and small capitalizations to those of other, larger capitalized companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

         Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

         REIT Risk. The Fund may invest a portion of its assets in REITs; therefore, the Fund may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

         Tax Risk. The Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio or income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as "qualified dividend income." See "Federal Income Taxation."

--------------------------------------------------------------------------------

                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

                         FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       CLASS A SHARES            CLASS C SHARES
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price).............................                 5.75%(1)                  None
Maximum deferred sales charge (load) (as a percentage of the
   lesser of original purchase price or redemption proceeds).                 None(2)                  1.00%
Redemption fee(3)............................................                 2.00%                    2.00%

                                                                       CLASS A SHARES            CLASS C SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
   FROM FUND ASSETS)

Management fee...............................................                 0.90%                    0.90%
Distribution and/or service (12b-1) fees.....................                 0.25%                    1.00%(5)
Other expenses(4)............................................                 0.50%                    0.50%
                                                                              -----                    --------
Total annual fund operating expenses.........................                 1.65%                    2.40%

----------------------
(1) Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

(2) The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

(3) Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."


(4) "Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of $50 million. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.


(5) While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

EXAMPLE


         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $50 million.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         ONE YEAR        THREE YEARS
Class A Shares....................         $733             $1,065
Class C Shares....................         $343             $  748


         You would pay the following expenses if you did not redeem your shares:


                                         ONE YEAR        THREE YEARS
Class A Shares....................         $733             $1,065
Class C Shares....................         $243             $  748



                       INVESTMENT OBJECTIVE AND STRATEGIES



INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek to maximize total return, primarily through capital appreciation. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

         The Fund will invest primarily in equity securities included in the Russell 3000(R) Index and other equity securities of U.S. companies with market capitalizations larger than the market capitalization of the smallest issuer included in the Russell 3000(R) Index. Under normal circumstances, the Fund's investments will include equity securities of companies that the Investment Adviser believes are well-positioned to meet the Fund's investment objective, which may include REITs. The Fund's investments may include equity securities of companies with large, medium and small capitalizations. The Investment Adviser is not constrained by any particular investment style. At any given time, the Investment Adviser may tend to buy "growth" stocks, "value" stocks or a combination of both. The Fund normally will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies with capitalizations larger than that of the smallest issuer included in the Russell 3000(R) Index.

         Equity securities include common stocks, preferred stocks, convertible securities, warrants and rights. To seek to provide a high level of diversification, the Fund's portfolio will contain stocks from each of the ten sectors of the economy, as defined by GICS, in weights determined by the Investment Adviser.

         The Fund may also invest up to 10% of its total assets in U.S. dollar-denominated equity securities of foreign issuers and other securities of foreign issuers traded on U.S. exchanges, including ADRs.

         Equity Selection Process. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. The Investment Adviser uses quantitative and qualitative criteria to select common stocks and equity securities. The Investment Adviser's quantitative and qualitative selection criteria will focus on capitalization, valuation and sector, among other factors.

         To select the securities for the Fund's portfolio, the Investment Adviser follows a three-step process. First, the Investment Adviser determines the portion of the Fund's portfolio that will be allocated to the three capitalization groups, to value and growth stocks and to the ten economic sectors as defined by GICS. This decision will be made based upon the Investment Adviser's review of long-term market performance, short-term market performance (with a contrarian bias), and the outlook for different portions of the market based upon demographic and economic trends and outlooks.

         Next, using quantitative models, the Investment Adviser will identify approximately 500 securities for consideration for inclusion in the Fund's portfolio. The quantitative techniques utilized by the Investment Adviser, include, but are not limited to, the evaluation of such factors as:

         Valuation. The Investment Adviser screens for reasonably valued companies based on measures such as price to earnings, price to book and price to cash flow.

         Growth. The Investment Adviser screens for companies with a history of better than average growth of revenues, earnings and dividends (if applicable).

         Profitability. The Investment Adviser screens for companies with a history of consistent and high profitability as measured by return on assets, return on equity, gross margin, net margin and cash-flow margin.

         Finally, the Investment Adviser performs qualitative analysis based primarily on factors such as, but not limited to:

         Balance Sheet. The Investment Adviser favors companies that possess overall financial strength and exhibit balance sheet improvements relative to their peers and the marketplace.

         Industry Leadership. The Investment Adviser favors companies who possess a strong competitive position among their domestic and global peers.

         Valuation. The Investment Adviser favors companies whose valuations appear to be attractive based on measures such as price to earnings, price to book and price to cash flow.

         Growth. The Investment Adviser favors companies with a history of, and prospects for, above-average growth of revenues, earnings, cash flow and dividends (if applicable).

         Profitability. The Investment Adviser favors companies with a history of, and prospects for, consistent and high profitability as measured by return on assets, return on equity, gross margin and net margin.

SECONDARY INVESTMENT STRATEGIES

         Although not primary investment strategies, the Fund is authorized to utilize certain hedging and risk management strategies using derivative instruments; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or "delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

         The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments) during times in which investment risks in the equity markets are unattractive.

PORTFOLIO TURNOVER

         The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its portfolio. The Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                      RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

PRIMARY INVESTMENT RISKS

         No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

         Foreign Securities Risk. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated equity securities of foreign issuers and other securities of foreign issuers traded on U.S. exchanges, including ADRs. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         The Fund's investments in securities of foreign issuers may include investments in ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


         Industry Risk. While the Fund does not concentrate in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector, which, depending on the particular industry or sector, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.


         REIT Risk. The Fund may invest a portion of its assets in REITs; therefore, it may be subject to risk associated with the REIT industry. A REIT is a company that buys, develops, finances and/or manages income-producing real estate such as apartments, shopping centers, offices and warehouses. In short, a REIT is a corporation that pools the capital of many investors to purchase one or more forms of real estate.

         REITs are currently required to distribute 90% of taxable income annually as dividends to shareholders. Compared to traditional direct investments in real estate, which may be difficult to sell and value, REITs are traded on major stock exchanges making them highly liquid. REIT investors also gain the advantage of skilled management since REIT management teams tend to be experts within their specific property or geographic niches. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e. hotels, shopping malls, residential complexes and office buildings. The value of the REIT and the ability of the REIT to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuer of the REIT.


         Tax Risk. The Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio or income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as "qualified dividend income." See "Federal Income Taxation."

ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end investment companies.

ADVISORY FEES

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of 0.90% of the Fund's average daily net assets for the services and facilities it provides.

         In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

PORTFOLIO MANAGEMENT


         Mike Boyle, CFA, Managing Director of Claymore Securities, Inc. will serve as co-portfolio manager of the Fund and will be responsible for day-to-day management of the Fund's portfolio. Mr. Boyle joined Claymore Securities, Inc. in May of 2003 in his current position as managing director of Product Research and Development. In addition to his role as portfolio manager, Mr. Boyle is responsible for the screening, selection, and development of new products and for the firm's unit investment trusts. Prior to joining Claymore Securities, Inc., Mr. Boyle spent over four years with First Trust Portfolios L.P. (formerly Nike Securities) where he was responsible for designing qualitatively based equity unit investment trust products. Mr. Boyle is a graduate of the Naval Postgraduate School in Monterey, California with a Masters degree in Operations Research. He received a Bachelor of Science in Electrical Engineering from the University of Illinois at Urbana-Champaign.

         Chuck Craig, CFA, Vice President of Claymore Securities, Inc., will serve as co-portfolio manager of the Fund and will be responsible for day-to-day management of the Fund's portfolio. Mr. Craig joined Claymore Securities, Inc. at his current position of Vice President of Product Research and Development in May of 2003. In addition to his role as portfolio manager, Mr. Craig is involved in the research, selection and development of new products and for the firm's unit investment trusts. Before joining Claymore Securities, Inc., Mr. Craig spent four-years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Prior to joining First Trust Portfolios L.P., Mr. Craig spent three-years as a portfolio analyst with PMA Securities, Inc., a brokerage firm specializing in municipal finance. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.


         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         The distribution fees payable under the Plan are up to 0.75% for Class C Shares. The service fees payable under the Plan are up to 0.25% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               PURCHASE OF SHARES

GENERAL

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

         o Class A Shares generally bear sales charge expenses at the time of purchase.

         o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

PRICING FUND SHARES


         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values securities for which market quotations are not readily available, including restricted securities, by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

HOW TO BUY SHARES

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

         Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's, Distributor's or Transfer Agent's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


         All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

         The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

         Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

CLASS A SHARES

         Class A Shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                      CLASS A SHARES SALES CHARGE SCHEDULE

                                 FRONT-END SALES CHARGE          FRONT-END SALES
                                   AS A % OF OFFERING            CHARGE AS A % OF
       YOUR INVESTMENT                   PRICE*                YOUR NET INVESTMENT          DEALER REALLOWANCE
Up to $50,000                              5.75%                        6.10%                      5.00%
$50,000-$99,999                            4.50%                        4.71%                      3.75%
$100,000-$249,999                          3.75%                        3.90%                      3.00%
$250,000-$499,999                          2.60%                        2.67%                      2.00%
$500,000-$999,999                          2.00%                        2.04%                      1.50%
$1 million or more                       See below                                                 1.00%

-----------------
* The offering price includes the sales charge.

         Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

CLASS A SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

         Quantity Discounts. You may be able to lower your Class A sales charges if:

         o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

         o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

         o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

         By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

         The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

         For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

         Investors must notify the Fund or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges"), consult with your financial advisor.

         Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

         o        reinvesting dividends or distributions

         o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

         o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

         o        a current or former director or trustee of the Claymore funds

         o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

         o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

         o using proceeds from the termination of a Claymore unit investment trust.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

         Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

         Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

         Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

         Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

         Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

CLASS C SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

         o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In addition, there are certain cases in which you may be exempt from a CDSC. These include:

         o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

         o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

         o        withdrawals related to certain retirement or benefit plans; or

         o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

AVAILABILITY OF INFORMATION

         Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

         Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

         Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

         The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.
         The redemption fee will not be charged in connection with the following exchange or redemption transactions:

         o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

         o        transactions involving hardship of any registered shareholder;

         o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

         o transactions involving shares purchased through the reinvestment of dividends or other distributions;

         o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

         o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

         o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

         o redemptions representing the return of excess contributions in retirement accounts.

         Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

         Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

         o        If ownership is changed on the account

         o        When adding telephone redemption to an existing account

         o        When adding or changing any automated bank instructions

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at
(877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

         For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

                       FREQUENT PURCHASES AND REDEMPTIONS

         The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders. To the extent that the Fund invests in small cap securities to a significant degree, such securities may present greater arbitrage opportunities for short-term trades.

         In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

         o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

         o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

         o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

         o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

         The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

         The Fund's policies and procedures may be amended at any time.

                        SHAREHOLDER SERVICES AND POLICIES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

DIVIDEND REINVESTMENT PLAN

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN

         An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

FUND INFORMATION

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

                           DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and
(ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

         The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each annual distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the annual distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

         The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

         o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

                              FINANCIAL HIGHLIGHTS

         Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

         o        Call your broker
         o        www.claymore.com
         o        FundInfo(R)
         o        Telephone:  (877) CLAYMORE

DEALERS

         o        www.claymore.com
         o        FundInfo(R)
         o        Distributor Telephone:  (800) 345-7999


Claymore Core Equity Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser
   Claymore Advisors, LLC
   2455 Corporate West Drive
   Lisle, Illinois 60532

Distributor                        Transfer Agent
   Claymore Securities, Inc.          US Bancorp Fund Services, LLC
   2455 Corporate West Drive          615 E. Michigan St. Fl 3
   Lisle, Illinois 60532              Milwaukee, WI 53202

Custodian                          Independent Registered Public Accounting Firm
   The Bank of New York               Ernst & Young LLP
   101 Barclay Street                 233 South Wacker Drive
   New York, New York 10286           Chicago, Illinois 60606

Legal Counsel
   Vedder, Price, Kaufman & Kammholz, P.C.
   222 North LaSalle Street
   Chicago, Illinois 60601

[CLAYMORE(R) LOGO]

                            CLAYMORE CORE EQUITY FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 CLASS A SHARES

                                 CLASS C SHARES



                                   PROSPECTUS


Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532



                               SEPTEMBER 30, 2005



         The Fund's Investment Company Act File No. is 811-21719.

                                 CLAYMORE TRUST

                            CLAYMORE CORE EQUITY FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

         Claymore Core Equity Fund's (the "Fund") investment objective is to seek to maximize total return, primarily from capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities included in the Russell 3000(R) Index and other equity securities with market capitalizations larger than the market capitalization of the smallest member of the Russell 3000(R) Index.

         The Fund is organized as a diversified series of the Claymore Trust, a newly organized open-end management investment company (the "Trust").


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated September 30, 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any Prospectus and/or report may be obtained without charge by writing Claymore Securities, Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

       This Statement of Additional Information is dated September 30, 2005.

                                TABLE OF CONTENTS

                                                                            Page

General Information..........................................................S-1
Investment Objective, Principal Investment Strategies and Risks..............S-2
Investment Restrictions.....................................................S-14
Management of the Fund......................................................S-15
Investment Advisory Agreements..............................................S-18
Distribution and Service....................................................S-19
Transfer Agent..............................................................S-21
Portfolio Transactions and Brokerage Allocation.............................S-21
Shareholder Services........................................................S-23
Redemption of Shares........................................................S-24
Federal Income Taxation.....................................................S-26
Fund Performance............................................................S-30
Other Information...........................................................S-33
Appendix A - Ratings of Investments..........................................A-1

Part C - Other Information...................................................C-1

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Investment Adviser to be of comparable credit quality.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Investment Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

TEMPORARY DEFENSIVE INVESTMENTS

         Under normal circumstances, the Fund will pursue its investment strategy by investing in a diversified portfolio of equity securities. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds including funds affiliated with the Investment Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

STRATEGIC TRANSACTIONS

         The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

         Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

         The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

         The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

         To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

         The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

         Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

         Purchasing Call or Put Options. The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

         Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

         In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

         Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

         Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

         Futures Contracts. The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

         An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

         Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

         In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

         For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

         At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

         Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

         There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

         There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

         There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

         Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         Options on Futures Contracts. The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

         Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

         Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

         Swap Agreements. A swap is a derivative financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. The Fund may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

         Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

         Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

         Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Fund's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

         The swaps market is a relatively new market and is largely unregulated. The Fund's ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

CERTAIN OTHER INVESTMENT PRACTICES

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Investment Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

ADDITIONAL RISK CONSIDERATIONS


         Manager Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Investment Adviser of its portfolio securities, the Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.


         Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Derivatives Risk. The Investment Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.


         The Investment Adviser is not registered as a Commodity Pool Operator. The Fund and Investment Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.


         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal; Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser.

         Trustees serve until their successors have been duly elected.

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX**
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS*          FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Randall C. Barnes (52)         Trustee      Trustee     Formerly, Senior Vice        8       None
                                            since 2005  President Treasurer
                                                        (1993-1997),
                                                        President, Pizza Hut
                                                        International
                                                        (1991-1993) and
                                                        Senior Vice
                                                        President, Strategic
                                                        Planning and New
                                                        Business Development
                                                        (1987-1990) of
                                                        PepsiCo, Inc.
                                                        (1987-1997).

Ronald A. Nyberg (51)          Trustee      Trustee     Principal of Ronald         15       Director, Edward
                                            since 2005  A. Nyberg, Ltd., a                   Hospital Foundation,
                                                        law firm specializing                Naperville, IL;


                                      S-15

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE

                                                        in Corporate Law,                    Trustee, North Park
                                                        Estate Planning and                  University, Chicago.
                                                        Business Transactions
                                                        from 2000-present.
                                                        Formerly, Executive Vice
                                                        President, General Counsel
                                                        and Corporate Secretary
                                                        of Van Kampen Investments
                                                        (1982-1999).

Ronald E. Toupin, Jr. (46)     Trustee      Trustee     Formerly Vice               13       None
                                            since 2005  President, Manager
                                                        and Portfolio Manager
                                                        of Nuveen Asset
                                                        Management (1998-1999),
                                                        Vice President of Nuveen
                                                        Investment Advisory
                                                        Corporation (1992-1999),
                                                        Vice President and
                                                        Manager of Nuveen Unit
                                                        Investment Trusts
                                                        (1991-1999), and
                                                        Assistant Vice President
                                                        and Portfolio Manager of
                                                        Nuveen Unit Trusts
                                                        (1988-1999), each of
                                                        John Nuveen & Company,
                                                        Inc. (asset manager)
                                                        (1982-1999).

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE
INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso (40)***      Trustee;      Trustee     Senior Managing             17       None
                              Chief Legal   since 2005  Director and General
                              and                       Counsel of Claymore
                              Executive                 Advisors, LLC and
                              Officer;                  Claymore Securities,
                              Chief                     Inc.  Chief Legal and
                              Compliance                Executive Officer of
                              Officer                   Funds in the Fund
                                                        Complex. Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen
                                                        and Company Inc.
                                                        (1999-2000). Former
                                                        Vice President and
                                                        Associate General
                                                        Counsel of Van Kampen
                                                        Investments, Inc.
                                                        (1992-1999).

Steven M. Hill (40)           Chief         Since 2005  Senior Managing Director   N/A       None
                              Financial                 and Chief Financial
                              Officer,                  Officer of Claymore
                              Chief                     Advisors, LLC and


                                      S-16

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE

                              Accounting                Claymore Securities,
                              Officer and               Inc., 2005 to present;
                              Treasurer                 Managing Director of
                                                        Claymore Advisors,
                                                        LLC and Claymore
                                                        Securities, Inc.,
                                                        2003 to 2005;
                                                        Treasurer of
                                                        Henderson Global
                                                        Funds and Operations
                                                        Manager of Henderson
                                                        Global Investors (NA)
                                                        Inc. (2002-2003);
                                                        Managing Director,
                                                        FrontPoint Partners
                                                        LLC (2001-2002); Vice
                                                        President, Nuveen
                                                        Investments (1999-2001);
                                                        Chief Financial Officer,
                                                        Skyline Asset Management
                                                        LP (1999); Vice
                                                        President, Van Kampen
                                                        Investments and
                                                        Assistant Treasurer, Van
                                                        Kampen mutual funds
                                                        (1989-1999).

Melissa Nguyen (27)           Secretary     Since 2005  Assistant Vice              N/A      None
                                                        President of Claymore
                                                        Securities, Inc. (2005-
                                                        present); previously,
                                                        Associate, Vedder,
                                                        Price, Kaufman &
                                                        Kammholz, P.C.
                                                        (2003-2005)

William Belden (40)           Vice          Since 2005  Managing Director of        N/A      None
                              President                 Claymore Securities,
                                                        Inc.  Previously,
                                                        Vice President of
                                                        Product Management at
                                                        Northern Trust Global
                                                        Investments (1999-2005);
                                                        and Vice President of
                                                        Product Development at
                                                        Stein Roe & Farnham
                                                        (1995-1999).

James Howley (32)             Assistant     Since 2005  Vice President, Fund        N/A      None
                              Treasurer                 Administration of
                                                        Claymore Securities,
                                                        Inc. (2004-present).
                                                        Previously, Manager,
                                                        Mutual Fund
                                                        Administration of Van
                                                        Kampen Investments,
                                                        Inc.

Heidemarie Gregoriev (32)     Assistant     Since 2005  Vice President and          N/A      None
                              Secretary                 Assistant General
                                                        Counsel, Claymore

                                      S-17

                                                                                  NUMBER
                                                                                  OF
                                                                                  PORTFOLIOS
                                                                                  IN
                                 POSITION(S)                                      FUND
                                 HELD         LENGTH          PRINCIPAL           COMPLEX
                                 WITH         OF            OCCUPATION(S)         OVERSEEN
     NAME (AND AGE) AND          THE          TIME         DURING PAST FIVE       BY           OTHER DIRECTORSHIPS
      BUSINESS ADDRESS           FUND         SERVED            YEARS             TRUSTEE        HELD BY TRUSTEE

                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc. (since 2004).
                                                        Previously, Legal
                                                        Counsel for Henderson
                                                        Global Investors
                                                        (North America) Inc.
                                                        (2001-2004) and
                                                        Assistant Secretary
                                                        (2001-2004) and Chief
                                                        Legal Officer
                                                        (2003-2004) for
                                                        Henderson Global
                                                        Funds; Associate,
                                                        Gardner, Carton &
                                                        Douglas (1997-2001).

Richard Sarhaddi (30)         Assistant     Since 2005  Assistant Vice              N/A      None
                              Secretary                 President of Claymore
                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc.; Assistant
                                                        Secretary of funds in
                                                        the Fund Complex.
                                                        Previously, Editor,
                                                        CCH Incorporated.

------------------


* The address for each Trustee and officer is 2455 Corporate West Drive, Lisle, IL 60532.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

*** Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.


BOARD COMMITTEES

         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another Trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                               AGGREGATE              PENSION OR                                TOTAL COMPENSATION
                               ESTIMATED         RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM THE FUND AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
          NAME                THE FUND(1)          FUND EXPENSES(1)         RETIREMENT(1)           TO TRUSTEE
Randall C. Barnes                 $4,000                 None                   None                 $92,000
Ronald A. Nyberg                  $4,000                 None                   None                $222,500
Ronald E. Toupin, Jr.             $4,000                 None                   None                $181,500
Nicholas Dalmaso                    None                 None                   None                   None

-------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amount specified below.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES         TRUSTEE IN FAMILY OF INVESTMENT
                 NAME                               IN THE FUND                             COMPANIES(1)
INDEPENDENT TRUSTEES:
Randall C. Barnes                                       None                               Over $100,000
Ronald A. Nyberg                                        None                            $50,001 - $100,000
Ronald E. Toupin, Jr.                                   None                                   None

INTERESTED TRUSTEE:
Nicholas Dalmaso                                        None                                   None

--------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."

         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

CODE OF ETHICS


         The Fund, the Investment Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.


SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS

ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.


         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.90% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006.

         Pursuant to its terms, the Advisory Agreement will remain in effect until September 29, 2007, and from year to year thereafter if approved annually
(i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement from reckless disregard for its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.

APPROVAL OF THE ADVISORY AGREEMENT

The Advisory Agreement with respect to the Fund was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on September 29, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund and approved the Advisory Agreement. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustees of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser, the Board considered the Investment Adviser's business plan for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board also reviewed the Investment Adviser's performance for two unit investment trusts that have similar investment objectives to those of the Fund. The Board concluded that the Investment Adviser was well-qualified to manage the Fund and that the services to be provided by the Investment Adviser and the Investment Adviser's performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and determined to consider breakpoints in the future. The Board reviewed the Fund's projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund, since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that while the Fund's advisory fee was above the median it was within an acceptable range of the peer group. The Board concluded that, although the fee was above the median of its investment company peer group, the Fund's advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

ADMINISTRATION AGREEMENT

         Claymore Advisors, LLC serves as administrator of the Trust pursuant to an Administration Agreement dated September 29, 2005.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

                        RATE                  NET ASSETS
                        0.04%          First $200,000,000
                        0.03%          Next $300,000,000
                        0.02%          Next $500,000,000
                        0.01%          Over $1,000,000,000

PORTFOLIO MANAGEMENT

         Mike Boyle, CFA, Managing Director of Claymore Securities, Inc will serve as co-portfolio manager of the Fund.

         Chuck Craig, CFA, Vice President of Claymore Securities, Inc., will serve as co-portfolio manager of the Fund.

         Other Accounts Managed by the Portfolio Manager. As of July 1, 2005, the portfolio managers managed all the same accounts, which included 73 trusts with a total of $648 million in assets. The portfolio managers do not manage any other registered investment companies or pooled investment vehicles. None of the accounts managed by the portfolio managers are subject to a performance fee.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:


         1. BASE SALARY: The portfolio managers are paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         2. ANNUAL BONUS: The portfolio managers are paid a discretionary annual bonus, which is not based on the performance of the Fund or managed accounts, by the Investment Adviser. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Investment Adviser.


         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.

                            DISTRIBUTION AND SERVICE

         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Advisor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C, shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1904 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares, and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares of the Fund.

         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                               DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


         The Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.


         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Sub-Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         The Investment Adviser may place portfolio transactions with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. The Investment Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Investment Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


         The Investment Adviser may place portfolio transactions for the Fund at or about the same time for other advisory accounts, including other investment companies. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund may generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         Some of the call options the Fund may write on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

TAXATION OF SHAREHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Fund from time to time also may include supplemental total return information that does not include sales charges.


         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS


         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policies apply to the Fund, Investment Adviser and other service providers. Pursuant to the Disclosure Policy, non-public information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Fund's Board.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include: (i) the Fund's service providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Investment Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation services (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

         Evaluation Services. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Chief Executive Officer of the Fund. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. As of the date of this Statement of Additional Information, the Investment Adviser and the Fund have not entered into any ongoing arrangements to make available non-public information about the Fund's portfolio holdings, except as described above.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         The Investment Adviser will engage an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser will periodically review the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Investment Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA               Debt rated "AAA" has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

------------------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                Bonds are judged to be of high quality by all standards.
                  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1             This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3             This designation denotes favorable quality. All
                         security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4             This designation denotes adequate quality. Protection
                         commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on Funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a)  Agreement and Declaration of Trust of Registrant (1)

     (b)  By-Laws of Registrant (1)

     (c)  Not applicable

     (d)  (1) Investment Advisory Agreement between Claymore Advisors, LLC and:

               (i)  Claymore/Fiduciary Strategic Equity Fund (1)

               (ii) Claymore Peroni Equity Opportunities Fund (1)

              (iii) Claymore/Fiduciary Large Cap Core Fund (*)

               (iv) Form of Claymore Core Equity Fund (*)

                (v) Claymore/[   ] Senior Floating Rate Fund(**)

               (vi) Claymore/Zacks Multi-Cap Opportunities Fund(**)

              (vii) Claymore Inverse Rate Municipal Fund (**)

          (2)  Investment Sub-Advisory Agreement among the Adviser and:

               (i) Claymore/Fiduciary Strategic Equity Fund and Fiduciary Asset Management, LLC (1)

              (ii) Form of Claymore/Fiduciary Large Cap Core Fund and Fiduciary Asset Management, LLC (*)

             (iii)  Claymore/[   ] Senior Floating Rate Fund and [   ](**)

              (iv) Claymore/Zacks Multi-Cap Opportunities Fund and Zacks Investment Management, Inc.(**)

     (e)  (1) Form of Distribution Agreement (1)

          (2) Form of Dealer Selling Agreement (1)

     (f)  Not applicable

     (g)  Form of Custody Agreement (1)

     (h)  (1)  Form of Transfer Agency Agreement (2)

          (2)  Form of Fund Accounting Agreement (1)

          (3)  Form of Administration Agreement (1)

          (4)  Form of Shareholder Services Agreement (1)

          (5)  Form of Blue Sky Compliance Servicing Agreement (2)

          (6) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Strategic Equity Fund) (1)

          (7) Form of Expense Reimbursement Agreement (Claymore Peroni Equity Opportunities Fund) (1)

          (8) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Large Cap Core Fund)(*)

          (9)  Form of Expense Reimbursement Agreement (Claymore Core Equity
               Fund)(*)

         (10)  Form of Expense Reimbursement Agreement (Claymore/[   ] Senior
               Floating Rate Fund)(**)

         (11) Form of Expense Reimbursement Agreement (Claymore/Zacks Multi-Cap Opportunities Fund)(**)

         (12) Form of Expense Reimbursement Agreement (Claymore Inverse Rate Municipal Fund)(**)

     (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for:

               (1) Claymore/Fiduciary Large Cap Core Fund (*)

               (2) Claymore Core Equity Fund (*)

               (3) Claymore/[   ] Senior Floating Rate Fund(**)

               (4) Claymore/Zacks Multi-Cap Opportunities Fund(**)

               (5) Claymore Inverse Rate Municipal Fund (**)

     (j)  Consent of Independent Registered Public Accounting Firm (*)

     (k)  Not applicable

     (l)  Form of Initial Subscription Agreement (1)

     (m)  Plan of Distribution pursuant 12b-1 (1)

     (n)  Rule 18f-3 Plan (1)

     (p)  (1) Code of Ethics of the Fund and the Adviser (1)

          (2)  Codes of Ethics of investment sub-advisors:

               (i)  Fiduciary Asset Management, LLC (1)

              (ii)  [    ](**)

             (iii)  Zacks Investment Management, Inc.(**)

     (q)  Power of Attorney (1)


------------------
(*) Filed herein

(**)This filing does not relate to these series. These documents will be filed by separate Post-Effective Amendments relating to these series.

(1) Previously filed in Registrant's Pre-Effective Amendment No. 3 as filed with the Commission on June 17, 2005.

(2) Previously filed in Registrant's Pre-Effective Amendment No. 4 as filed with the Commission on June 27, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

         Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


         See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of the Investment Adviser.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 129288) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)      Not Applicable

(b)

                                                                                          POSITIONS AND
                NAME AND PRINCIPAL               POSITIONS AND OFFICES WITH              OFFICES WITH
                BUSINESS ADDRESS1                       UNDERWRITER                        THE FUNDS
                -----------------------------------------------------------------------------------------
                David C. Hooten                 Chief Executive Officer                       None
                Nicholas Dalmaso                Senior Managing Director and             Trustee, Chief
                                                General Counsel                       Legal and Executive
                                                                                       Officer and Chief
                                                                                       Compliance Officer
                Michael J. Rigert               President                                     None
                Anthony J. DiLeonardi           Senior Managing Director,                     None
                                                Distribution
                Charles G. Millington           Senior Managing Director, Chief               None
                                                Financial Officer, Chief Operating
                                                Officer
                Anne S. Kochevar                Managing Director, Chief Compliance           None
                                                Officer
                Brian S. Wesbury                Senior Managing Director, Chief               None
                                                Investment Strategist and Chairman
                                                of the Investment Committee

               1 The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

(c)      Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 615 E. Michigan St. Fl 3, Milwaukee, WI 53202.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable

ITEM 30.  UNDERTAKINGS

         Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle and State of Illinois, on the 29th day of September, 2005.



                                  By:  /s/ Nicholas Dalmaso
                                  ----------------------------------------------
                                  By:  Nicholas Dalmaso, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 29th day of September, 2005 by the following persons in the capacities set forth below.



                 SIGNATURES                  TITLE
         ---------------------------         ----------------

                  *                          Trustee
             ------------------
             Randall C. Barnes

                  *                          Trustee
             ------------------
             Ronald A. Nyberg

                  *                          Trustee
             ------------------
             Ronald E. Toupin, Jr.

             /s/ Nicholas Dalmaso            Trustee and Chief Executive Officer
             ------------------
             Nicholas Dalmaso

             /s/ Steven M. Hill              Treasurer, Chief Financial Officer
             ------------------              and Chief Accounting Officer
             Steven M. Hill

             */s/ Nicholas Dalmaso
             ------------------
             Nicholas Dalmaso
             Attorney-In-Fact, pursuant to power of attorney filed previously in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement as filed with the Commission on June 17, 2005.

Exhibit Number          Exhibit Name
--------------          ------------
(d)(1)(iii)             Investment Advisory Agreement between Claymore Advisors,
                        LLC and Claymore/Fiduciary Large Cap Core Fund.

(d)(1)(iv) Form of Investment Advisory Agreement between Claymore Advisors, LLC and Claymore Core Equity Fund.

(d)(2)(ii) Form of Investment Sub-Advisory Agreement among the Advisor and Claymore/Fiduciary Large Cap Core Fund and Fiduciary Asset Management, LLC.

(h)(8)                  Form of Expense Reimbursement Agreement
                        (Claymore/Fiduciary Large Cap Core Fund).

(h)(9)                  Form of  Expense Reimbursement Agreement (Claymore Core
                        Equity Fund).

(i)(1) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for Claymore/Fiduciary Large Cap Core Fund.

(i)(2) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for Claymore Core Equity Fund.

(j)                     Consent of Independent Registered Public Accounting
                        Firm.